Exhibit 32
                                                                      ----------


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION. 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

In connection with the Amendment No. 1 to the Quarterly Report on Form 10-QSB of Fischer-Watt Gold Company, Inc. (the Company) for the quarterly period ending April 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), Peter Bojtos, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his/her knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/  Peter Bojtos
--------------------------
Chief Executive Officer

October 10, 2006